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              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 29, 1995




                     Capital Bancorporation, Inc.
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         (Exact name of registrant as specified in its charter)



         Missouri                  0-17710                  43-1301390
    -----------------         --------------------     ---------------------
(State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)              Number)            Identification No.)



Fourth Floor, 407 N. Kingshighway, Cape Girardeau, Missouri        63702
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          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (314) 334-0700
                                                   --------------

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        (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

On November 29, 1995 at a Special Meeting of the common stock shareholders of Capital Bancorporation, Inc. ("Capital") the shareholders approved the merger of Capital with and into a wholly-owned subsidiary of Union Planters Corporation. On November 20, 1995 the Board of Governors of the Federal Reserve System also approved the transaction.

The transaction is expected to be completed in either late December 1995 or early January 1996.
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                         EXHIBIT INDEX

      These Exhibits are numbered in accordance with the Exhibit
Table of Item 601 of Regulation S-K:

    Exhibit No.   Description
    -----------   ------------

        1         Omitted -- Inapplicable

        2         Omitted -- Inapplicable

        4         Omitted -- Inapplicable

       16         Omitted -- Inapplicable

       17         Omitted -- Inapplicable

       20         Omitted -- Inapplicable

       23         Omitted -- Inapplicable

       24         Omitted -- Inapplicable

       27         Omitted -- Not required

       99         Omitted -- Inapplicable


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                        SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CAPITAL BANCORPORATION, INC.



                                By: /s/ Van H. Puls
                                    -----------------------------------------
                                    Van H. Puls
                                    President and Chief Executive Officer



Date:  November 29, 1995